Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:                                              Nov 1, 1995
Original Settlement Date:                                         Nov 21, 1995
Series Number of Class A-1 Certificates:                             441919AG2
Series Number of Class A-2 Certificates:                                   N/A
Original Sale Balance:                                            $637,660,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                                    05/20/97
Investor Certificateholder Floating Allocation Percentage               97.29%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 19,799,322.81
Aggregate Amount of  Interest Collections                         5,654,464.58
Aggregate Amount of  Principal Collections                       14,144,858.23
Int. Collections Alloc. to Investor                               5,501,403.88
Class A Principal Collections                                    12,951,753.24
Seller Interest Collections                                         153,060.70
Seller Principal Collections                                      1,193,104.99
Weighted Average Loan Rate                                              13.79%
Net Loan Rate                                                           12.79%
Weighted Average Maximum Loan Rate                                      18.80%
Class A-1 Certificate Rate                                             5.9375%
Maximum Investor Certificate Rate                                     12.9500%
Class A-1 Certificate Interest Distributed                        2,196,501.47
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            13,847,816.21
Alternative Principal Dist. Amount (APDA)                        12,951,753.24
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  12,951,753.24
Principal  allocable to Class A-1                                12,951,753.24
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             440,090.03
Cumulative Investor Liquidation Loss Amount                         440,090.03
Total Principal allocable to A-1                                 13,391,843.27
Beginning Class A-1 Certificate Principal Balance               459,232,248.99
Ending Class A-1 Certificate Principal Balance                  445,840,405.72
Pool Factor (PF)                                                     0.6991820
Retransfer Deposit Amount                                                 0.00
Servicing Fees Distributed                                          385,404.68
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          440,090.03
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          475,352,777.84
Ending Pool Balance                                             461,948,013.88
Beginning Invested Amount                                       462,485,617.99
Ending Invested Amount                                          449,093,774.72
Beginning Seller Principal Balance                               12,867,159.85
Ending Seller Principal Balance                                  12,854,239.16
Additional Balances                                               1,193,104.99
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00


Servicer Certificate (Page 2 of  3)
Distribution Date:                                                    05/20/97

Ending Funding Account Balance%(before any purchase of Subsequent Loans or
release                                                                  0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release                                                                  0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period         0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.0.00
Beginning  Pre-Funding Account Balance                                    0.00
Ending Pre-Funding Account Balance                                        0.00
Pre-Funding Earnings                                                      0.00
Beginning Capitalized Interest Account                                    0.00
Capital Interest Requirement (Transferred to Collection Account)          0.00
Ending Capitalized Interest Account                                       0.00
Beginning Spread Account Balance                                  6,506,737.00
Ending Spread Account Balance                                     6,506,737.00
Beginning Seller Interest                                              2.7069%
Ending Seller's Interest                                               2.7826%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       219
     Trust Balance                                                7,699,120.57
   90+ days (Del Stat 3+)
     No. of Accounts                                                       440
     Trust Balance                                               16,049,148.67
   270+ days (Del Stat 9+)
     No. of Accounts                                                       123
     Trust Balance                                                4,454,062.47
   REO
     No. of Accounts                                                        17
     Trust Balance                                                  581,794.26
Rapid Amortization Event ?                                                  No
Failure to make payment within 5 Business Days of Required Date ?           No

Failure to perform covenant relating to Trust's Security Interest ?         No
Failure to perform other covenants as described in the Agreement ?          No
Breach of Representation or Warranty ?                                      No
Bankruptcy, Insolvency or Receivership relating to Seller ?                 No
Subject to Investment Company Act of 1940 Regulation ?                      No
Servicing Termination ?                                                     No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off BalancNo
Event of Default ?                                                          No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security InteresNo Failure by Servicer to perform other covenants as described in the AgreementNo
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?        No
Trigger Event ?                                                             No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,346,165.69
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                5.90%
Total  Available Funds
 Aggregate Amount of Collections                                 19,799,322.81
 Deposit for principal not used to purchase subsequent loans              0.00
 Interest Earnings on the Pre-Funding Account                             0.00
 Deposit from Capitalized Interest Account                                0.00
Servicer Certificate (Page 3 of  3)
Distribution Date:                                                    05/20/97

 Total                                                           19,799,322.81
Application of Available Funds
 Servicing Fee                                                      385,404.68
 Prinicpal and Interest to Class A-1                             15,588,344.74
 Seller's portion of Principal and Interest                       1,346,165.69
 Funds deposited into Funding Account (Net)                               0.00
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                  2,479,407.70
 Total                                                           19,799,322.81


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.




A Servicing Officer








































Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                    05/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage              97.2931%
Class A Certificateholder Fixed Allocation Percentage                 97.9000%
Beginning Class A-1 Certificate Balance                         459,232,248.99
Class A-1 Certificate Rate                                           5.937500%
Class A-1 Certificate Interest Distributed                            3.444628
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          21.001542
Maxim                  459,232,248.99
Class A-1 Certificate Rate                                           5.937500%
Class A-1 Certificate Interest Distributed                            3.444628
Class A-1 Certificate Interest Shortfall Distributed